                                                                   EXHIBIT 10.58

                                LEASE AGREEMENT

                                    BETWEEN

                           BAYONNE INDUSTRIES, INC.

                                      AND

                                 IMTT-BAYONNE

                                  ("LESSOR")

                                      AND

                         COGEN TECHNOLOGIES NJ VENTURE

                                  ("LESSEE")

                               October 18, 1986




Record and return to:                     Prepared by

Martin L. Wiener, Esq.                    Ross D. Ain, Esq.
Kimmelman, Wolff &                        Van Ness, Feldman, Sutcliffe
 Samson                                    & Curtis
280 Corporate Center                      1050 Thomas Jefferson St., N.W.
5 Becker Farm Road                        Seventh Floor
Roseland, New Jersey 07068                Washington, D.C. 20007

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----
ARTICLE 1
DEFINITIONS ..................................................        2

ARTICLE 2
DEMISED PREMISES..............................................        6

ARTICLE 3
TERM .........................................................        7

     3.1 Base Term ...........................................        7

     3.2 Termination .........................................        7

     3.3 Renewal of Lease Agreement...........................        7

     3.4 Extension Upon Termination...........................        8


ARTICLE 4
RENT..........................................................        8

     4.1 Base Term Rent.......................................        8

     4.2 Renewal Term Rent ...................................        9

     4.3 Additional Rent .....................................       10

ARTICLE 5
USE OF PREMISES
AND OWNERSHIP OF IMPROVEMENTS.................................       10

     5.1 Use Limited..........................................       10

     5.2 Safe and Lawful Use..................................       11

     5.3 Maintenance of Governmental Authorizations...........       11

     5.4 Lessee's Right to Contest............................       12

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----

     5.5 Effect on Lessor's Insurance ........................       12

     5.6 Ownership of Improvements ...........................       13

     5.7 Security Arrangement ................................       13

ARTICLE 6
QUIET ENJOYMENT ..............................................       14

     6.1 Lessee's Possession .................................       14

     6.2 Access by Lessor ....................................       14

     6.3 Access by Lessee for Steam Interconnection ..........       14

ARTICLE 7
TAXES ........................................................       15

     7.1 Payment of Taxes ....................................       15

     7.2 Compliance and Evidence of Payment ..................       16

     7.3 Tax Appeals .........................................       16

     7.4 Proration ...........................................       16

     7.5 Refunds and Rebates .................................       17

ARTICLE 8
UTILITY EXPENSES .............................................       17

ARTICLE 9
REIMBURSEMENT ................................................       18

     9.1 Reimbursement of Lessor..............................       18

     9.2 Reimbursement of Lessee..............................       18

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----

ARTICLE 10
PRIOR USE; ENVIRONMENTAL RESPONSIBILITY ......................       19

     10.1 Prior Use of Demised Premises ......................       19

     10.2 Environmental Damage Responsibility ................       19

ARTICLE 11
LIENS ........................................................       20

ARTICLE 12
INSURANCE.....................................................       21

     12.1 Responsibility of Lessee ...........................       21

     12.2 Conditions Concerning Insurance Carriers ...........       21

ARTICLE 13
PERMITTED ENCUMBRANCES ON LEASEHOLD
INTERESTS AND IMPROVEMENTS ...................................       22

ARTICLE 14
EMINENT DOMAIN ...............................................       23

     14.1 Distribution of Award...............................       23

     14.2 Partial Taking .....................................       24

ARTICLE 15
TERMINATION...................................................       24

     15.1 Lessor's Right to Terminate.........................       24

     15.2 Lessee's Right to Terminate.........................       25

     15.3 Prepaid Rent Nonrefundable .........................       26

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----

     15.4 Notice to Financiers and Opportunity to Cure .......       27

     15.5 Written Notice of Termination ......................       29

     15.6 Condition of Demised Premises at Termination .......       29

ARTICLE 16
REMEDIES UPON LESSEE'S BREACH ................................       29

ARTICLE 17
ATTENDANT LAND RIGHTS ........................................       31

ARTICLE 18
MORTGAGE PRIORITY ............................................       32

ARTICLE 19
NONWAIVER ....................................................       33

ARTICLE 20
FORCE MAJEURE ................................................       33

     20.1 Definition .........................................       33

     20.2 Burden of Proof ....................................       34

     20.3 Effect of Force Majeure ............................       34

     20.4 Prepaid Rent Nonrefundable .........................       34

ARTICLE 21
SUCCESSORS AND ASSIGNS .......................................       35

ARTICLE 22
MISCELLANEOUS ................................................       39

     22.1 Duplicates; Recordation ............................       39

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGE
                                                                   ----

     22.2  Consent Not to be Unreasonably Withheld............       40

     22.3  Termination of Preexisting Lease...................       40

     22.4  Covenants Running with Land........................       40

     22.5  Notice.............................................       40

     22.6  Amendments.........................................       41

     22.7  Choice of Law......................................       41

     22.8  Severability.......................................       42

     22.9  Other Agreements...................................       42

     22.10 Captions...........................................       42

     22.11 Counterparts.......................................       43

Exhibits
--------

A. Property Description

B. Map of Demised Premises

C. Example of GNP Deflator Adjustment

     THIS LEASE AGREEMENT made and entered into as of October 18, 1986, by and between Bayonne Industries, Inc., a New Jersey corporation, and IMTT-Bayonne, a Delaware partnership (collectively referred to as the "Lessor"), and Cogen Technologies NJ Venture, a New Jersey general partnership, and its successors and assigns (the "Lessee").

     WHEREAS, Lessor, IMTT-Bayonne, operates a tank terminal facility located at Bayonne, New Jersey ("Lessor's Plant" or "Bayonne Facility"), which Plant utilizes steam for industrial purposes;

     WHEREAS, Lessor, Bayonne Industries, Inc., is the owner of the property whereon the Bayonne Facility is located and IMTT-Bayonne leases such property from Bayonne Industries, Inc.;

     WHEREAS, IMTT-Bayonne and Lessee have entered into an Agreement for the Sale of Steam and Electricity from a Cogeneration Facility (the "Steam Sale Agreement");

     WHEREAS, Lessor and Cogen Technologies NJ, Inc. entered into a lease agreement dated May 22, 1986 covering certain property owned by Bayonne Industries, Inc., which lease was assigned to Lessee;

     WHEREAS, Lessee now desires to lease certain other property owned by Bayonne Industries, Inc. at the same tank terminal facility in lieu of the premises originally leased and Lessor and Lessee have agreed to modify their arrangements under the former lease by execution of this superseding Lease Agreement so as to allow for such change in location as well as to reflect certain technical changes arising by reason of such change in location; and

     WHEREAS, therefore, the Lessor desires to lease to Lessee the land upon which the Cogeneration Facility will be located;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lessor and Lessee agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     The following terms when used herein shall have the following meanings, unless a different meaning shall be expressly stated or shall be apparent from the context:

     1.1 "Affiliate" means a corporation or other entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another corporation or entity.

     1.2 "Annual Period" means any one of a succession of consecutive 12-month periods, the first of which shall begin on May 22, 1986 if such date is the first day of a calendar month, or otherwise on the first day of the month immediately following the month in which such execution occurs.

     1.3 "Bayonne Facility" means the tank terminal facility located at Bayonne, New Jersey, and all appurtenant property owned or leased at that location by IMTT, BI, or any Affiliates thereof.

     1.4 "BI" means Bayonne Industries, Inc., a New Jersey corporation having its principal place of business at the Foot of East 22nd Street, Bayonne, New Jersey 07002.

     1.5 "Boiler House" means the building located at the Bayonne Facility that houses the Steam Producing Facilities except that interior portion of the building unrelated to the Steam Producing Facilities.

     1.6 "Cogen" means Cogen Technologies NJ, Inc., a Delaware corporation, having its principal place of business at 14614 Falling Creek Drive, Suite 212, Houston, Texas 77068.

     1.7 "Cogeneration Facility" means the waste heat boilers, gas and steam turbines, generators and all appurtenant structures, equipment including interconnection facilities, owned or leased and operated by Lessee for the purpose of producing electricity, steam or other forms of useful thermal output, but such term does not include real property interests.

     1.8 "Date of Initial Commercial Operation" means 12:01 A.M. on the day Lessee designates in writing as the initial date of commercial operation of the Cogeneration Facility.

     1.9 "Easement" means that certain easement to be executed from BI and IMTT to Lessee pursuant to which BI and IMTT grant to

Lessee ingress and egress over the Bayonne Facility to the Boiler House, including all exhibits and amendments thereto that may be made from time to time, and any other easements, rights of way or licenses that may be granted to Lessee under this Lease Agreement.

     1.10 "Financier" means any person lending money for the construction and operation of the Cogeneration Facility, any person providing funds for refinancing, or take-out of any such loans, and the nominee or designee of any such person.

     1.11  "IMTT" means IMTT-Bayonne, a Delaware partnership.

     1.12 "Lease Agreement" or "Ground Lease" means this contract, including all exhibits and amendments thereto that may be made from time to time.

     1.13 "Leasehold Improvements" means the Cogeneration Facility and any other improvements constructed or placed on the Demised Premises by Lessee.

     1.14 "Note" means the promissory note of Cogen dated MAY 22, 1986, payable to Bayonne Industries, Inc. in the principal amount of $2,600,000.00, the payment of which has been assumed by Lessee.

     1.15 "Option Agreement" means that certain option agreement dated May 22, 1986 between Lessee, as assignee of Cogen, and BI, including all exhibits and amendments thereto that may be made from time to time.

     1.16 "Party" or "Parties" means the signatories of this Lease Agreement and their permitted successors and assigns.

     1.17 "Prime Rate" means the interest rate (sometimes referred to as the "Base Rate") for large commercial loans to creditworthy entities published by First National Bank of Chicago, or its successor bank, as such rate may be in effect from time to time.

     1.18 "Purchase and Sale Agreement" means that certain agreement dated May 22, 1986 pursuant to which Cogen purchases and Lessor sells the Steam Producing Facilities, including all exhibits and amendments thereto that may be made from time to time.

     1.19 "Rent Note" means the promissory note of Cogen dated May 22, 1986, payable to BI in the principal amount of $600,000.00, the payment of which has been assumed by Lessee.

     1.20 "Security Agreement" means that certain agreement dated May 22, 1986 between Lessee, as assignee of Cogen, and BI executed and delivered by Cogen as security for the payment of the Note, including all exhibits and amendments that may be made from time to time.

     1.21 "SPF Lease" means that certain Steam Producing Facilities Lease Agreement dated May 22, 1986 between Lessee, assignee of Cogen, as lessor, and IMTT, as lessee, pursuant to which the Steam Producing Facilities will be leased to IMTT, including all exhibits and amendments thereto that may be made from time to time.

     1.22 "Steam Producing Facilities" means the existing boilers and appurtenant structures and equipment located inside the Boiler House, and all additions, replacements, improvements, substitutions, and increments thereto, but not including the Boiler House, located at the Bayonne Facility and operated for the purpose of producing steam for industrial purposes at the Bayonne Facility.

     1.23 "Steam Sale Agreement" means, that certain agreement between Lessee, as assignee of Cogen, and IMTT dated June 13, 1985, for the sale of steam and electricity from a cogeneration plant, including all exhibits and amendments thereto that may be made from time to time.

                                   ARTICLE 2
                                   ---------
                                DEMISED PREMISES
                                ----------------

     Upon the terms and conditions hereinafter set forth, and in consideration of the payment of the rents and the prompt performance by the Lessee of the covenants and agreements contained herein, the Lessor does lease, let, and demise to the Lessee and the Lessee hereby leases from the Lessor, that certain real property situated in the County of Hudson, State of New Jersey, as described in Exhibit A hereto and as more fully shown on Exhibit B hereto attached (hereinafter referred to as the "Demised Premises").

                                   ARTICLE 3
                                   ---------

                                     TERM
                                     ----

     3.1 Base Term. This Lease Agreement shall be effective upon the date of execution and shall continue in effect for a Base Term of twenty (20) Annual Periods after the May 22, 1986.

     3.2 Termination. Notwithstanding the preceding paragraph, if the Date of Initial Commercial Operation of the Cogeneration Facility has not occurred prior to the last day of the month which is twenty (20) months following May 22, 1986, Lessor may thereafter terminate this Lease Agreement by providing Lessee and each Financier thirty (30) days written notice, unless prior to the expiration of such thirty (30) day period, Lessee has commenced a program of continuous construction of the Cogeneration Facility and does not, of its own volition, subsequently discontinue such construction program.

     3.3 Renewal of Lease Agreement. Upon the expiration of the Base Term, this Lease Agreement shall automatically be extended for two (2) succeeding terms (hereinafter referred to as the "Renewal Terms"), unless Lessee elects to terminate this Lease Agreement at the expiration of the Base Term or the first Renewal Term. In the event that this Lease Agreement terminates during the Base Term pursuant to Article 15, Lessee shall not owe Lessor Renewal Term rent pursuant to Article 4.2. The first Renewal Term shall be for two (2) Annual Periods and the second Renewal

Term shall be for ten (10) Annual Periods. Termination of this Lease Agreement pursuant to this Article 3.3 shall be valid only if Lessee provides written notice of its intent to terminate to Lessor at least nine (9) months prior to the expiration of the Base Term or the first Renewal Term. Upon expiration of the second Renewal Term, this Lease Agreement may be continued thereafter by mutual agreement of the Parties.

     3.4 Extension Upon Termination. Upon any termination of this Lease Agreement, it shall be automatically extended for one additional twelve (12) month period solely for the purposes described in Article 15.6.

                                   ARTICLE 4
                                   ---------

                                      RENT
                                      ----

     4.1 Base Term Rent. This Lease Agreement is made for and in consideration of a rental amount of Six Hundred Thousand Dollars ($600,000.00) which is due upon the execution of this Lease Agreement, and payable by delivery to BI of a promissory note (the Rent Note) with Lessee as maker, due and payable, in full, twenty-four (24) months from May 22, 1986 bearing interest at the rate of one percent (1%) over the Prime Rate, with interest, due from May 22, 1986 until paid and said interest being payable monthly commencing thirty (30) days from May 22, 1986. In the event that Lessee elects to terminate this Lease Agreement for any reason on or before November 22, 1986, and Lessee pays to Lessor a certified check made to the order of BI in the sum of Sixty Thousand Dollars ($60,000.00), the above-described Rent Note shall be returned to Lessee marked "paid" or "cancelled".

     4.2    Renewal Term Rent.

          A. For the Renewal Terms, Lessee shall pay to Lessor beginning upon, the first day of the first calendar month of the Renewal Term and upon the first day of each succeeding calendar month for the duration of the Renewal Term a rental amount of Five Thousand Dollars ($5,000.00) per month, to be adjusted as provided in Article 4.2B.

          B. The Renewal Term Rent shall be adjusted upward at an annual percentage rate equal to the annual percentage increase in the GNP Deflator, if any, which has occurred during the immediately preceding calendar year, commencing with calendar year 1988 and for each year thereafter. The increase, if any, will be implemented at the beginning of each Renewal Term Annual Period. In no event will the Renewal Term Rent ever be adjusted downward or decreased, provided, however, that in the event of a decrease in the GNP Deflator, the Renewal Term Rent will not be adjusted upward until the GNP Deflator has exceeded a level equal to that in the year immediately preceding the year(s) in which the GNP Deflator decreased.

          C. The GNP Deflator is defined as the percentage which when divided into the then current Gross National Product will yield Gross National Product in 1982 dollars (or constant dollars for the then applicable base year). GNP Deflator percentages are published by the U.S. Department of Commerce in its bulletin "Survey of Current Business" and/or the Federal Reserve Bulletin. An example of the operation of the GNP Deflator is attached as Exhibit C.

     4.3 Additional Rent. In addition to the rent set forth in Articles 4.1 and 4.2, Lessee shall comply with all of the obligations to pay taxes set forth in
Article 7 and to make payments set forth in Article 8 and Article 9 of this Lease Agreement, which obligations shall be collectively referred to as "Additional Rent." Any payments made by a Financier pursuant to Article 21.7(2)(i) shall also be Additional Rent.

                                   ARTICLE 5
                                   ---------
                                USE OF PREMISES
                                ---------------
                         AND OWNERSHIP OF IMPROVEMENTS
                         -----------------------------

     5.1 Use Limited. The Demised Premises shall be used (i) only for the erection, construction, operation, maintenance, modification, reconstruction, and replacement of the Cogeneration Facility or (ii) with the consent of Lessor, for any other lawful use.

     5.2 Safe and Lawful Use. Lessee shall not use, occupy, suffer or permit the Demised Premises or any part thereof to be used during the term hereof in any manner or occupied for any purpose contrary to any applicable and duly adopted laws, ordinances, rules and any public authority regulations nor in derogation, violation or in nonconformity with any safety codes and recognized industry safety standards and guidelines applicable to Lessee's operation on the Demised Premises. Lessee shall use, maintain and occupy the Demised Premises in a careful, safe, lawful and proper manner and will not commit nor permit any public or private nuisance to be committed on the Demised Premises. Lessee shall not use nor permit the use of the Demised Premises in any way which will injure the reputation of the same or which shall constitute an unreasonable interference with Lessor's business or a nuisance, annoyance or inconvenience to the Lessor or any neighbors of Lessor or which shall damage Lessor or any neighbors of Lessor. The safe and lawful erection, construction, operation, maintenance, modification, reconstruction, or replacement of a Cogeneration Facility shall not be construed to constitute a nuisance, annoyance or inconvenience on the Demised Premises.

     5.3 Maintenance of Governmental Authorizations. Lessee shall be responsible for obtaining and maintaining all necessary government authorizations, licenses, permits and certificates for its utilization of the Demised Premises and shall carry on its operations in compliance with all such authorizations, licenses, permits and certificates.

     5.4 Lessee's Right to Contest.

         A. Lessee shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Lessee, or Lessor (if legally required and consented to by Lessor), or both (if legally required and consented to by Lessor) without cost or expense to Lessor, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in Articles 5.2 and 5.3. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith may legally be delayed pending the prosecution of any such proceeding, Lessee may delay such compliance therewith until the final determination of such proceeding.

         B. Lessor agrees to execute and deliver any appropriate papers or other instruments which may be necessary or proper to permit Lessee to so contest the validity or application of any such law, ordinance, order, rule, regulation or requirement and to fully cooperate with Lessee in such contest, all at Lessee's expense.

     5.5 Effect on Lessor's Insurance. Except with regard to the permitted uses under Article 5.1, Lessee shall put nothing on the Demised Premises nor undertake any activity which would forfeit Lessor's insurance on its Bayonne Facility or the insurance required hereunder. Should any installation made or action taken by Lessee, whether authorized or unauthorized under this Lease Agreement, increase the premium of any of Lessor's insurance policies on its Bayonne Facility or the insurance required hereunder, then Lessee is obligated to pay such increased premiums on Lessor's insurance policies. Should the Lessee's operation and maintenance of the Cogeneration Facility be conducted in an unsafe manner so as to render the Lessor unable to secure insurance on its Bayonne Facility, then Lessee hereby grants to Lessor the right to require Lessee, upon written notice from Lessor, to immediately take such action as is necessary to operate and maintain the Cogeneration Facility in a safe manner.

    5.6 Ownership of Improvements. Lessee warrants that it or its assignees will be the owner of any Leasehold Improvements erected, installed, or located on the Demised Premises by it. Lessor agrees that same shall be the sole property of the Lessee, and Lessor shall have no legal or equitable ownership interest therein.

    5.7 Security Arrangement. Lessor reserves the right from time to time during the Base Term of this Lease or any renewal thereof, to require Lessee, at Lessee's expense, to take such actions, implement such procedures and/or erect such improvements as Lessor, in its sole discretion, may deem necessary and/or desirable to assure the security of the Bayonne Facility by reason of ingress and egress to, from and over the Bayonne Facility by Lessee, its agents, servants, employees, invitees and/or any other persons utilizing such rights of ingress and egress to gain access to and from the Demised Premises.

                                   ARTICLE 6
                                   ---------
                                QUIET ENJOYMENT
                                ---------------

    6.1 Lessee's Possession. Lessor warrants that it has good title to the Demised Premises free and clear of all liens and encumbrances other than those set forth in Title Report No. 8624-60149 of Chicago Title Insurance Company. Lessor covenants and agrees with Lessee that so long as the Lessee keeps and performs all of the covenants and conditions required to be kept and performed by the Lessee, the Lessee shall have quiet and undisturbed and continued possession of the Demised Premises, free from any claims against the Lessor and all persons claiming under, by or through the Lessor.

    6.2 Access by Lessor. Lessor, its agents and representatives, at all reasonable times, may enter the Demised Premises to inspect the same for the purposes of ascertaining compliance with terms of this Lease Agreement.

    6.3 Access by Lessee for Steam Interconnection. Lessee shall have the right to enter, at reasonable times, the premises of the Lessor in order to construct, operate, and maintain steam or electric interconnection facilities necessary to carry out the

Steam Sale Agreement and any other steam agreement with Exxon Company, U.S.A. or any other person, or any other electric power sales arrangements, but only in accordance with the provisions of Article 17 of this Lease Agreement.


                                   ARTICLE 7
                                   ---------

                                     TAXES
                                     -----

    7.1 Payment of Taxes. Lessee shall be responsible for all taxes relating to the Demised Premises and any buildings or improvements erected thereon by Lessee, as well as all equipment and/or fixtures located thereon by Lessee. Lessor shall deliver to Lessee promptly after receipt copies of all tax bills relating to the tax lot of which the Demised Premises are a portion together with a calculation made in accordance with Article 7.4 of the taxes owed by Lessor on the nonleased portion of the tax lot. Lessee shall thereafter promptly pay to Lessor Lessee's pro rata share of such taxes. Such payment shall be made to a special account of Lessor, disbursements therefrom to be made in accordance with an agreement among Lessor, Lessee, and the bank in which such account shall be established, which shall provide that withdrawals therefrom shall be made solely to the order of the taxing authority for the payment of Lessee's pro rata share of taxes. Thereafter, Lessor shall be responsible) to remit to the responsible tax authorities payment of taxes for the entire tax lot of which the Demised Premises are a portion.

     7.2 Compliance and Evidence of Payment. Lessor shall be deemed to have complied with the covenants of this Article regarding all taxes if payment of such taxes shall have been made either within any period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest or before the same shall become a lien upon the Demised Premises provided Lessee pays any and all penalties, late charges and/or interest in connection therewith, and Lessor shall produce and exhibit to Lessee, if requested to do so in writing by Lessee, satisfactory evidence of such payment. Notwithstanding the foregoing and subject only to Article 7.1, Lessor shall promptly pay all such taxes where no legal delay has been obtained.

     7.3 Tax Appeals. Lessee or its designees shall have the right, with Lessor's knowledge and consent, to contest or review all such taxes by legal proceedings, or in such other manner as it may deem suitable which, if necessary, may be in the name of and with the cooperation of the Lessor and Lessor shall execute, all documents necessary to accomplish the foregoing. Notwithstanding the foregoing and subject only to Article 7.1, Lessor shall promptly pay all such taxes where no legal delay has been obtained.

     7.4 Proration. The Parties hereto understand and agree that the real property taxes relating to the Demised Premises shall be prorated proportionately between Lessor and Lessee:

(i) for the first and last year of this Lease Agreement, and (ii) to the extent that the Demised Premises are not a separately assessed tax lot, based upon the respective percentages of the acreage of the tax lot compared to the acreage leased herein. All taxes relating to Leasehold Improvements of Lessee shall be solely for the account of Lessee. All taxes relating to leasehold improvements of Lessor shall be solely for the account of Lessor.

     7.5 Refunds and Rebates. Any refunds or rebates on account of the taxes paid with respect to the Demised Premises shall be prorated in accordance with the provisions of Article 7.4(ii). Any such refunds received by Lessor or Lessee a part of which are for the benefit of the other shall be received by either Party in trust and paid forthwith to the Party entitled to such portion of the refund. Lessee will, upon the request of Lessor, sign any receipts which may be necessary to secure the payment of any such refund or rebate.

                                   ARTICLE 8
                                   ---------
                                UTILITY EXPENSES
                                ----------------

     Lessee shall contract separately for and pay when due all the rents or charges for utilities, including but not limited to electricity, gas, water, sewerage and sewer assessments, used by the Lessee, which are or may be assessed or imposed upon the Demised Premises and if not paid, such rents or charges shall become payable as Additional Rent with the installment of rent next due or within thirty (30) days of demand therefor, whichever occurs sooner.

                                   ARTICLE 9
                                   ---------
                                 REIMBURSEMENT
                                 -------------

    9.1 Reimbursement of Lessor. If the Lessee shall fail or refuse to comply with and perform any conditions and covenants of this Lease Agreement, the Lessor may (but shall be under no obligation to) carry out and perform such conditions and covenants, for the account of the Lessee. Any cost or expense so incurred by Lessor shall be payable on demand or shall be added, to the installment of rent due immediately thereafter. This remedy shall be in addition to such other remedies as the Lessor may have hereunder by reason of the breach by the Lessee of any of the covenants and conditions of this Lease Agreement.

    9.2 Reimbursement of Lessee. If the Lessor shall fail or refuse to comply with and perform any conditions and covenants of this Lease Agreement, the Lessee may (but shall be under no obligation to) carry out and perform such conditions and covenants, for the account of the Lessor. Any cost and expense paid by Lessee shall be payable by Lessor on demand. This remedy shall be in addition to such other remedies as the Lessee may have hereunder by reason of the breach by the Lessor of any of the covenants and conditions of this Lease Agreement.

                                   ARTICLE 10
                                   ----------
                    PRIOR USE; ENVIRONMENTAL RESPONSIBILITY
                    ---------------------------------------

     10.1 Prior Use of Demised Premises. Lessor makes no warranty that the Demised Premises are suitable for Lessee's purposes; however, Lessor has no knowledge that the Demised Premises are unsuitable for Lessee's purposes. If the Demised Premises cannot be used for Lessee's purposes as specified in Article 5, then Lessee may cancel this Lease Agreement without liability or penalty to either Party.

     10.2 Environmental Damage Responsibility. Lessor agrees that Lessee shall be liable only for any environmental loss, damage, cost, or expense arising from its construction, operation, and maintenance of the Cogeneration Facility and Lessor shall not be entitled to claim any right of contribution or otherwise hold Lessee liable for any environmental losses, damages, costs, or expenses which result from actions which occurred prior to the effective date of this Lease Agreement or which occurred or occurs by reason of actions of the Lessor or other parties beyond the reasonable control of the Lessee. Lessee and Lessor shall cooperate with each other to assist in the defense of any claim made against one or both of the Parties to this Lease Agreement which relates to environmental damage not caused by the Parties, Including pursuing any third parties. Unless prohibited by any applicable insurance policy carried by either Party, Lessor and Lessee agree to subrogate the other

Party to any rights that they may have against third parties with respect to environmental liability in connection with the Demised Premises.

                                   ARTICLE 11
                                   ----------
                                     LIENS
                                     -----

     If any mechanics', materialmen's or other liens shall be filed against the Demised Premises by reason of labor performed or materials furnished to the Lessee in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Lessee shall within thirty (30) days thereafter, at the Lessee's own cost and expense, cause such lien or liens to be satisfied, removed, cancelled, erased and discharged of record together with any Notices of Intention that may have been filed either by payment thereof or by bonding the lien in accordance with the laws of the State of New Jersey. Should Lessee fail to comply with the foregoing, Lessor may at its option have the lien removed by bonding same, all at lessees expense. Failure to do so shall entitle the Lessor to resort to such remedies as are provided herein in the case of any default of this Lease Agreement, in addition to such as are permitted by law. Lessee shall at no time cause or permit a mortgage or any other security device of any nature to be inscribed against the Demised Premises except as otherwise provided in Article 13 with regard to Lessee's leasehold interest.

                                   ARTICLE 12
                                   ----------
                                   INSURANCE
                                   ---------


     12.1 Responsibility of Lessee. Lessee shall provide and maintain, for the joint benefit of the Lessee and Lessor (and mortgagees, if any) during the entire term of this Lease Agreement, public liability insurance against claims for: (1) bodily injury and death occurring on or about the Demised Premises; (2) property damage; and (3) for any claims or acts that Lessee or Lessor can be held legally liable for, regardless of the jurisdiction. Lessee shall also provide and maintain Worker's Compensation Insurance in statutory limits. Lessor shall have the right, from time to time, to make such reasonable requirements with reference to insurance that will reasonably cover liabilities to which the Lessor may be exposed by virtue of this Lease Agreement, but in no event will Lessor require that Lessee carry limits in excess of those carried by Lessor. Any insurance called for hereunder shall also provide coverage for any claims resulting from Lessee's use of any of Lessor's land pursuant to Article 17 hereof.

     12.2 Conditions Concerning Insurance Carriers. Insurance companies issuing policies required in this Lease Agreement shall be qualified to do business in New Jersey and shall have a financial rating of A12 or better according to "Best's Insurance Reports, Fire and Casualty," edition current at the inception date of each policy. To the extent permissible by law, all insurance policies required to be furnished by the Lessee hereunder shall name both Lessee and Lessor (and mortgagees, if any) as named insureds and each such policy shall be non-cancellable with respect to Lessor without thirty (30) days written notice to the Lessor. The policy or policies of insurance or certified copies thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the term of this Lease Agreement or the date when the Lessee shall enter into possession of the Demised Premises, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, Lessee shall deliver a renewal or replacement policy with proof of the payment of the premium therefor; provided, however, that in the event that Lessee cannot deliver a renewal or replacement policy within such period, Lessee shall deliver to Lessor a binder or certificate of insurance as soon as possible.

                                  ARTICLE 13
                                  ----------
                           PERMITTED ENCUMBRANCES ON
                           -------------------------
                     LEASEHOLD INTERESTS AND IMPROVEMENTS
                     ------------------------------------

    Lessee may, at any time and from time to time during the term of this Lease Agreement and without the consent of Lessor, encumber Lessee's interest in the leasehold estate created by this Lease Agreement to any Financier by way of a lien, leasehold mortgage or deed of trust containing such provisions as Lessee shall deem fit and proper. The rights of Lessor will remain superior to those of such Financiers in all instances except those in which Lessee encumbers Leasehold Improvements placed upon the Demised Premises by Lessee. Lessee is hereby specifically granted the right to encumber the Leasehold Improvements and Lessor hereby subordinates any rights that it may have against said Leasehold Improvements in favor of a Financier, it being understood that nothing in this
Article 13 shall adversely affect any rights of Lessor or any Financier under Articles 21.6 and 21.7 of this Lease Agreement.

                                  ARTICLE 14
                                  ----------
                                EMINENT DOMAIN
                                --------------

    14.1 Distribution of Award. If the Demised Premises and/or attendant rights of way or other land rights shall be taken or condemned, in whole or in part, by any competent authority, the Parties hereto agree to cooperate in applying for and in prosecuting any claim for such taking and further agree that the aggregate net award, after a pro rata deduction of all expenses and costs, including attorneys' fees, incurred in connection therewith, payable to both Lessor and Lessee (or if required, to any mortgagee) shall be distributed as follows: (1) the portion of the award (or moneys received) relating to the taking of the Cogeneration Facility or the expense of dismantling and moving the Cogeneration Facility shall be paid to the Lessee; (2) the portion of the award (or moneys received) relating to the value of the Demised Premises for the remainder of the Base Term of this Lease Agreement shall be paid to Lessee; and (3) the portion of the award (or moneys received) relating to the value of the land constituting the Demised Premises shall be paid to the Lessor.

    14.2 Partial Taking. In the event of a partial taking of the Demised Premises and/or attendant rights of way, and if such partial taking renders the continuation of normal operations at the Cogeneration Facility impossible, impracticable, or unduly onerous, Lessee may elect to terminate this Lease Agreement by giving notice to the Lessor within three (3) months after such taking or condemnation. If such notice of termination is given, this Lease Agreement shall terminate as of the date on which such notice is given.

                                  ARTICLE 15
                                  ----------
                                  TERMINATION
                                  -----------

    15.1 Lessor's Right to Terminate. Lessor shall have the right to terminate this Lease Agreement upon the occurrence of any of the following events:

         A. The Lessee shall fail to make timely payment of any of the rent pursuant to Articles 4, 7, 8, 9, and 21.7(2)(i) when due and payable, which failure continues for thirty (30) days after written notice thereof; or

          B. The Lessee shall fall to perform any of the covenants or obligations of this Lease Agreement required to be kept and performed by Lessee,' other than the payment of rent covered in Paragraph A above, which failure continues for a period of thirty (30) days after written notice of such non-performance; provided, however, that this Lease Agreement shall not terminate if Lessee shall diligently commence to cure such default within such thirty (30) day period and for so long as Lessee diligently continues such efforts.

    15.2 Lessee's Right to Terminate. Lessee shall have the right to terminate this Lease Agreement upon the occurrence of any of the following events:

          A. Lessor shall fail to perform any of the covenants or obligations of this Lease Agreement required to be kept and performed by Lessor, which failure continues for a period of thirty (30) days after written notice of such non-performance; provided, however, that this Lease Agreement shall not terminate if Lessor shall diligently commence to cure such default within such thirty (30) day period and for so long as Lessor diligently continues such efforts;

          B. Lessee terminates the Steam Sale Agreement by reason of Lessor's breach under Article 15 of the Steam Sale Agreement;

          C. The Cogeneration Facility is damaged or destroyed such that the Cogeneration Facility cannot be made operational at normal production capacity within two (2) years after the occurrence;

          D. There is a partial taking or condemnation with respect to the Demised Premises or any building or improvement thereon such that the continuation of normal operations at the Cogeneration Facility is impossible, impracticable or unduly onerous;

          E. Lessee fails to receive or maintain the authorizations necessary to lawfully construct, operate and maintain the Cogeneration Facility;

          F. For any reason on or before November 22, 1986, provided Lessee pays Sixty Thousand Dollars ($60,000.00) to Lessor on or before such date; or

          G. The Demised Premises cannot be used for Lessee's purposes as specified in Article 5.

     15.3 Prepaid Rent Nonrefundable. In the event that Lessee terminates this Lease Agreement pursuant to Articles 15.2 A, B, C, D, E OR G, Lessee shall not be entitled to any prepaid rent called for by this Lease Agreement. However, this Article 15.3 shall not preclude Lessee from the recovery from Lessor of any damages due as the result of a breach of this Lease Agreement.

     15.4 Notice to Financiers and Opportunity to Cure.

          A. Lessor shall look only to Lessee or to any successor of Lessee under Article 21.3 to satisfy all obligations hereunder. No Financier shall have any obligation to satisfy any obligation or indebtedness of Lessee to Lessor, except the obligations and indebtedness to Lessor required under the terms of this Lease Agreement.

          B. Notwithstanding the provisions of Article. 15.4A, a Financier shall be liable to the Lessor for uninsured liabilities only to the extent such liabilities represent defaults or breaches hereunder caused by Financier's actions. Financier's liability to Lessor for uninsured liabilities which have not been caused by Financier's actions shall be limited to the extent of such Financier's interest in the Cogeneration Facility.

          C. Lessee shall promptly notify the Lessor of the names and addresses of all Financiers. Notwithstanding Article 3.2 or Article 15.1, Lessor shall not terminate this Lease Agreement until it has given thirty (30) days written notice of any breach thereof to each of such Financiers, and Lessor hereby agrees to promptly notify all such Financiers of any breach. If Lessor fails to give such notice, Lessor shall not be liable for damages to any Financier as a result of such failure, but any termination of this Lease Agreement shall be of no force and effect. Thereafter, Lessor shall not terminate this Lease Agreement as a result of any such breach if within such thirty (30) day period any Financier has either:

               (i) cured the breach if it can be cured by payment of money; or

              (ii) if the breach cannot be so cured, caused the initiation of and is diligently pursuing proceedings to give the Financier possession of the Demised Premises or has diligently commenced to cure the breach and for so long as the Financier diligently continues such efforts.

          D. If a Financier is prohibited by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving the Lessee or by an automatic stay thereunder from curing such breach (other than a breach that may be cured by the payment of money), the time specified above in Article 15.4C shall be extended for the period of such prohibition.

          E. Nothing in this Lease Agreement shall require a Financier to cure any default hereunder in advance of entering upon the Demised Premises with the purpose of continuing to operate the Cogeneration Facility thereon. Actions by a Financier against Leasehold Improvements under a mortgage or other security right or encumbrance shall not in themselves be deemed an election by Financier to continue operation of the Cogeneration Facility.

     15.5 Written Notice of Termination. Termination of this Lease Agreement shall be valid only if the terminating Party provides written notice of its intent to terminate to the other Party.

     15.6 Condition of Demised Premises at Termination. At the termination of this Lease Agreement, for any reason, Lessee shall, at its sole cost, remove all Leasehold Improvements from the Demised Promises and any personal property owned by Lessee and located at the Bayonne Facility within twelve (12) months of the termination and shall restore the Demised Premises to its same condition prior to the commencement of this Lease Agreement, with the exception of any foundation laid at or near ground level, and shall repair any damage to the Demised Premises caused during the term of this Lease Agreement. In the event Lessee's Leasehold Improvements are not so removed, all such Leasehold Improvements shall be deemed abandoned to Lessor without any payment being due from Lessor, reserving to Lessor all rights for damages resulting from Lessee's failure to remove Leasehold Improvements and restore the Demised Premises as described above.

                                   ARTICLE 16
                                   ----------
                         REMEDIES UPON LESSEE'S BREACH
                         -----------------------------

     If there should occur any event under Article 15.1 which results in Lessor terminating this Lease Agreement, or if during the term hereof the Demised Premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Lessee be evicted by summary proceedings or otherwise, the Lessor, in addition to any other remedies herein contained or as may be permitted by law, including but not limited to Distress and/or Landlord's Lien Proceedings, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said Demised Premises and the same have and again possess and enjoy; and, as agent for the Lessee or otherwise, re-let the Demised Premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Lessor may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary, and second to the payment of rents due hereunder. The Lessee shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Lessor, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Lessor during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs, the same to be paid as such deficiencies arise and are ascertained each month.

                                   ARTICLE 17
                                   ----------
                             ATTENDANT LAND RIGHTS
                             ---------------------

     In connection with this Lease Agreement of the Demised Premises and for so long as this Lease Agreement shall remain effective, Lessor hereby grants to Lessee all attendant rights of way and other land rights required for Lessee:
(1) to install or erect any equipment or other property to be used by Lessee to interconnect with Lessor or any third-party purchasers of steam or electrical power, or to otherwise transmit or receive steam or electrical power to or from the Demised Premises; and (2) to arrange for the provision of normal utility services to the Cogeneration Facility. Notwithstanding the foregoing, Lessor shall retain the right to designate the location of all such rights of way and/or other land rights. Lessor shall commit such rights of way and/or land rights otherwise granted to writing in recordable form and shall provide that the term thereof shall extend for a period of twelve (12) months following the termination of this Lease Agreement solely for the purposes set forth in Article
15.6. Lessor shall grant Lessee and its business invitees and licensees an easement for reasonable ingress and egress over Lessor's property to the Demised Premises, which ingress and egress shall not unreasonably interfere with the operation and use of Lessor's Plant. Lessor reserves the right, at any time during the Base Term of this Lease or any renewal thereof, to, on one or more occasions, at

Lessee's expense, relocate the aforementioned easement for ingress and egress, provided Lessor gives Lessee prior written notice of such requirement to relocate sufficient to allow Lessee to do so without disruption of Lessee's continuous right to ingress and egress to and from the Demised Premises and the Boiler House. The status of title for any alternate easement for ingress and egress shall not have any greater liens or encumbrances than those which may exist with respect to the easement granted concurrently herewith. All such grants of attendant rights-of-way and other land rights must be in writing to be of effect and Lessor agrees to execute any and all documents, agreements and instruments and to take all other actions, in order to effectuate the same, all at Lessee's cost and expense.

                                   ARTICLE 18
                                   ----------
                               MORTGAGE PRIORITY
                               -----------------

     This Lease Agreement shall be a prior lien against the Demised Premises with respect to any mortgages that may hereafter be placed upon the Demised Premises. The recording of this Lease Agreement shall have preference and precedence and be superior and prior in lien to any mortgage on the Demised Premises.

                                   ARTICLE 19
                                   ----------
                                   NONWAIVER
                                   ---------

     The various rights, remedies, options, and elections of the Lessor and Lessee, expressed herein, are cumulative, and the failure of the Lessor or Lessee to enforce strict performance the other Party of the conditions and covenants of this Lease Agreement or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Lessor of any installment of rent after any breach by the Lessee in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Lessor of any such conditions and covenants, options, elections, or remedies, but the same shall continue in full force and effect.

                                   ARTICLE 20
                                   ----------
                                 FORCE MAJEURE
                                 -------------

     20.1 Definition. "Force Majeure" means unforeseeable causes beyond the reasonable control of and without the willful fault or negligence of the Party claiming Force Majeure. It shall include failure to perform due to causes beyond that Party's control, including but not limited to war, sabotage, acts of God, riots, drought or accidents not reasonably foreseeable.

     20.2 Burden of Proof. The burden of proof as to whether a Force Majeure has occurred shall be upon the Party claiming the Force Majeure.

     20.3 Effect of Force Majeure. If either Party is rendered wholly or partly unable to perform its obligations under this Lease Agreement because of Force Majeure, that Party shall be excused from whatever performance is affected by the Force Majeure to the extent so affected, provided that: (1) the non-performing Party, within one (1) week after the occurrence of the Force Majeure, gives the other Party written notice describing the particulars of the occurrence; (2) the suspension of performance shall be of no greater scope and of no longer duration than is required by the Force Majeure; and (3) no obligations of either Party that matured before the occurrence of the Force Majeure shall be excused as a result of such occurrence.

     20.4 Prepaid Rent Nonrefundable. In the event that this Lease Agreement is terminated or suspended pursuant to the provisions of this Article 20, Lessee shall not be entitled to any refund of the prepaid rent called for by this Lease Agreement.

                                  ARTICLE 21
                                  ----------
                            SUCCESSORS AND ASSIGNS
                            ----------------------

     21.1 This Agreement shall be binding upon and inure to the benefit of the Parties and any permitted assignees as provided herein.

     21.2 Except as is expressly set forth in this Lease Agreement, neither the rights nor the obligations under this Lease Agreement may be assigned, pledged, hypothecated or otherwise transferred.

     21.3 Lessee is expressly permitted to assign this Agreement as provided in this Article 21.3. Lessee may assign this Agreement to any person or entity, but only with the consent of Lessor, provided that such assignment shall be of no force and effect unless and until any such person or entity shall have assumed in writing all of Lessee's obligations under the following instruments and notes, and shall have agreed in writing to cure any existing defaults and breaches hereunder and thereunder:

         (1) The Steam Sale Agreement
         (2) The Purchase and Sale Agreement
         (3) The Option Agreement
         (4) The SPF Lease
         (5) The Note
         (6) The Security Agreement
         (7) The Rent Note

Lessee may assign this Agreement to any Financier which shall be obligated hereunder only as provided in Articles 21.6 and 21.7 of this Lease Agreement.

     21.4 Lessor is expressly permitted to assign this Lease Agreement to any person or entity, provided that such assignment shall be of no force and effect unless and until such person or entity shall have assumed in writing all of Lessor's obligations under this Lease Agreement and under the agreements referred to in Article 21.3, with the exception of the Note and the Rent Note, and shall have agreed in writing to cure any defaults and breaches hereunder and thereunder. In the event that the Bayonne Facility is assigned, sold, transferred, leased or subleased to any other party, which action would affect Lessor's ability to fulfill its obligations under the Steam Sale Agreement, the Purchase and Sale Agreement, the Easement or the SPF Lease, the Lessor may not do so unless the assignee, buyer, transferee, lessee or sublessee assumes Lessor's obligations under the foregoing agreements.

     21.5 Notwithstanding any such assignment by Lessor or Lessee, the assignor shall remain fully liable for its obligations hereunder.

     21.6 No Financier succeeding to Lessee's rights under this Lease Agreement by reason of the exercise of its remedies against Lessee under a leasehold mortgage or security agreement shall be required to cure any defaults under, or assume Lessee's obligations under, any agreement (other than this Lease Agreement, the Rent Note, the first $2,400,000.00 of installments of principal, with interest thereon, under the Note, and the obligations under Article 21.7 (2) of this Lease Agreement) in order to succeed to Lessee's interest under this Lease Agreement. If a Financier does not cure defaults under, and assume Lessee's obligation under, all such other agreements, no subsequent assignee of a Financier shall be obligated to do so and Lessor shall not be obligated to such Financier or any subsequent assignee of a Financier under any of such agreements. A Financier shall be entitled to the rights accorded to a Financier under Article 15 of this Lease Agreement in performing its obligations under Articles 21.6 and 21.7.

     21.7 During the period beginning on the date of execution of this Lease Agreement and ending at the expiration of the Base Term of the Steam Sale Agreement as specified therein, a Financier may not assume Lessee's obligations and rights under this Lease Agreement, unless, within ninety (90) days following the date on which it has commenced the exercise of its remedies against Lessee, the Financier either:

          (1) assumes all of the Lessee's obligations under the agreements referred to in Article 21.3 in which event any termination of any such instrument by Lessor or any exercise by Lessor of its rights thereunder shall be null and void and such instruments shall be reinstated, or

          (2) agrees to pay to Lessor on or before the beginning of each remaining Annual Period, up to the end of the Tenth Annual Period following the Date of Initial Commercial Operation, the amount of $500,000.00 as Additional Rent for such period, except that:

              (i) with respect to the Annual Period during which such Financier has commenced its remedies against Lessee, the amount payable shall be determined by multiplying $500,000.00 by a factor, which shall be equal to one (1) minus a fraction the numerator of which is the number of k lbs. of steam which was furnished by Lessee to Lessor under the Steam Sale Agreement during such Annual Period up to and including the expiration of such ninety (90) day period (but in no event greater than 450,000 k lbs. for purposes of this calculation), and the denominator of which is 450,000 k lbs. of steam; and


              (ii) the Financier may terminate this Lease Agreement and its obligations hereunder prior to the end of the Tenth Annual Period following the Date of Initial Commercial Operation by giving written notice to the

                   Lessor of its election to terminate the Lease Agreement 90 days prior to the beginning of any remaining Annual Period for which it would otherwise be obligated to pay rent under this Article 21.7 (2) and thereafter, the Financier shall have no future obligation to pay any further rent under this
                   Article 21.7 (2).

If within such ninety (90) day period, the Financier does not assume all of Lessee's obligations referred to in Article 21.7 (1) or does not agree to pay the Additional Rent pursuant to Article 21.7 (2), this Lease Agreement shall terminate effective as of the end of such ninety (90) day period.


                                   ARTICLE 22
                                   ----------
                                 MISCELLANEOUS
                                 -------------

    22.1 Duplicates; Recordation. The Parties will at any time, at the request of either Party, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of this Lease Agreement, setting forth a description of the Demised Premises, the term of the Lease Agreement and any other portions thereof, excepting the rental provisions, as either Party may request.

     22.2 Consent Not to be Unreasonably Withheld. Whenever the Lessee requests any consent, permission, or approval which may be required or desired by the Lessee pursuant to the provisions hereof, the Lessor shall not unreasonably withhold or postpone the grant of such consent, permission, or approval.

     22.3 Termination of Preexisting Lease. By executing this Lease Agreement, BI and IMTT hereby terminate any leasehold interest that may exist with regard to the Demised Premises and such leasehold interest shall hereafter be of no force and effect.

     22.4 Covenants Running with Land. All covenants, promises, conditions, and obligations herein contained or implied by law are covenants running with the land and shall attach and bind and inure to the benefit of the Lessor and Lessee and their respective successors and assigns, except as otherwise provided herein.

     22.5 Notice. All notices, including communications and statements which are required or permitted under the terms of this Lease Agreement, shall be in writing, except as otherwise provided. Service of a notice may be accomplished by personal service, telegram or registered or certified mail. If a notice is sent by registered or certified mail, it shall be deemed served within three (3) days, excluding Saturdays, Sundays or legal Federal holidays, except as otherwise demonstrated by a signed receipt. If a notice is served by telegram, it shall be deemed served eighteen (18) hours after delivery to the telegram company. Notices may be sent to the Parties at the following addresses:

(a)    Lessee:  Cogen Technologies NJ Venture
                c/o Cogen Technologies NJ, Inc.,
                  Managing Venturer
                14614 Falling Creek Drive
                Suite 212
                Houston, Texas 77068
                Attn: Mr. Robert C. McNair
                      President
                With information copy to:

                Cogan Technologies NJ, Inc.
                Foot of E. 22nd Street
                Bayonne, New Jersey 07002
                Attn: Plant Manager

(b)    Lessor:  IMTT-Bayonne
                Foot of E. 22nd Street
                Bayonne, New Jersey 07002
                Attn: Glynn Esteves
                         or
                International-Matex Tank Terminals
                Ninth Floor
                321 St. Charles Avenue
                New Orleans, Louisiana 70130
                Attn:  Mr. Thomas B. Coleman
                       Partnership Manager


     22.6 Amendments. No amendment or modification of the terms of this Lease Agreement shall be binding on either the Lessor or Lessee unless reduced to writing and signed by both Parties.

     22.7 Choice of Law. This Lease Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     22.8 Severability. Should any part of this Lease Agreement, for any reason, be declared invalid, such decision shall not affect the validity of the remaining portions, which remaining portions shall remain in force and effect as if this Lease Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the Parties hereto that they would have executed the remaining portion of this Lease Agreement without including therein any such part, parts or portion which may for any reason be hereafter declared invalid. Notwithstanding the foregoing sentence, should any term or provision of this Lease Agreement, be found invalid by any court or regulatory body having jurisdiction thereover, the Parties shall immediately renegotiate such term or provision of the Lease Agreement to eliminate such invalidity.

     22.9 Other Agreements. This Lease Agreement supersedes any and all oral or written agreements and understandings heretofore made relating to the subject matters herein, and this Lease Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matters herein.

     22.10 Captions. All indices, titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive or to affect the meaning, content or scope of this Lease Agreement.

    22.11 Counterparts. This Lease Agreement may be signed in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one instrument.

    IN WITNESS WHEREOF the Parties have entered into this Lease Agreement as of the date first written above.

  (SEAL)
  ATTEST:                                   BAYONNE INDUSTRIES, INC.

/s/ BERTRAND F. ARTIGUES                    BY: /s/ RICHARD B. JURISICH
---------------------------------               -----------------------------
Bertrand F. Artigues                            Richard B. Jurisich
Assistant Secretary                             Executive Vice President/
                                                 Secretary

WITNESS:                                    IMTT-BAYONNE

/s/ BERTRAND F. ARTIGUES                    BY: /s/ RICHARD B. JURISICH
---------------------------------               -----------------------------
Bertrand F. Artigues                            Richard B. Jurisich
                                                Secretary


(SEAL)                                      COGEN TECHNOLOGIES NJ VENTURE

ATTEST:                                     BY: COGEN TECHNOLOGIES NJ, INC.,
                                                MANAGING VENTURES

/s/ JOE M. BOLLINGER                        BY: /s/ ROBERT C. MCNAIR
---------------------------------               ------------------------------
Joe M. Bollinger                                Robert C. McNair
Assistant Secretary                             President

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, personally came and appeared Richard
B. Jurisich, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Executive Vice President of Bayonne Industries, Inc., that as such duly authorized officer, by and with the authority of the Board of Directors of said corporation, he signed and executed the foregoing instrument, as the free and voluntary act and deed of the said corporation, for and on behalf of the said corporation and for the objects and purposes therein set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 18th day of October, 1986.



WITNESSES:


/s/ SIGNATURE APPEARS HERE
--------------------------

/s/ SIGNATURE APPEARS HERE                 /s/ RICHARD B. JURISICH
--------------------------                 -------------------------------
                                           RICHARD B. JURISICH
                                           Executive Vice-President



                           /s/ BERTRAND F. ARTIGUES
                          ---------------------------
                                 NOTARY PUBLIC

                             BERTRAND F. ARTIGUES
                     Embossed hereon is my Orleans Parish,
                        State of the Notary Public Seal
                       My Commission is issued for life.

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, personally came and appeared Richard
B. Jurisich, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Secretary of IMTT Bayonne, that as such duly authorized officer, by and with the authority of the Partnership Committee of said partnership, he signed and executed the foregoing instrument, as the free and voluntary act and deed of the said partnership, for and on behalf of the said partnership and for the objects and purposes therein set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 18th day of October, 1986.

WITNESSES:


/s/ SIGNATURE APPEARS HERE
--------------------------

/s/ SIGNATURE APPEARS HERE                 /s/ RICHARD B. JURISICH
--------------------------                 -------------------------------
                                           RICHARD B. JURISICH
                                           Executive Vice-President



                           /s/ BERTRAND F. ARTIGUES
                          ---------------------------
                                 NOTARY PUBLIC

                             BERTRAND F. ARTIGUES
                     Embossed hereon is my Orleans Parish,
                        State of the Notary Public Seal
                       My Commission is issued for life.

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

        BE IT REMEMBERED, that, on this 20th day of October, 1986, before me, the subscriber, a Notary Public of the State of Texas, personally appeared ROBERT C. McNAIR, who, I am satisfied, is the person who has signed the within instrument as President of Cogan Technologies NJ, Inc., a partner of Cogan Technologies NJ Venture, the partnership named herein, and I having first made known to him the contents thereof, he thereupon acknowledged that the said instrument made by the partnership and sealed with its seal, was signed, sealed and delivered by him in behalf of such partner and is the voluntary act and deed of the partnership, made by virtue of authority from the partnership.




[SEAL APPEARS HERE]                      /s/ ELAINE A. CAMPBELL
                                         ----------------------------------
                                         Elaine A. Campbell
                                         Notary in and for Harris County, TX


My Commission expires: 7/27/89

                                                                       EXHIBIT A


                          DESCRIPTION OF A PORTION OF
                          ---------------------------
                               PROPERTY OWNED BY
                               -----------------
                              BAYONNE INDUSTRIES
                              ------------------
                  CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY
                  ------------------------------------------
                                TO BE LEASED BY
                                ---------------
                           GENERAL ELECTRIC COMPANY
                           ------------------------

BEGINNING at a point in a northeasterly corner of the herein described parcel, all as shown on a map entitled "Proposed Access Easement and Lease Area for Bayonne Industries", dated as revised to October 14,1986, prepared by Hirth Weidener Associates, said point also being the termination of course number 27 of a twenty (20) foot wide access easement and running; thence,

1. South 36 degrees 03' 14" East, distant 40.99 feet to a point in the most easterly Line of the herein described tract; thence,

2. South 5 degrees 33' 58" West, along said easterly line, distant 192.22 feet to a point being the southeasterly corner of the herein described tract; thence,

3. North 84 degrees 26' 02" West, along the southerly line of the proposed leased area, distant 609.64 feet to a point; thence,

4. North 5 degrees 33' 58" East, along the westerly line of the herein described parcel, said line being parallel with and distant 16 feet easterly from the easterly wall of an existing one story metal building, distant
    312.03 feet to a point; thence,

5. North 51 degrees 31' 01" East, distant 47.43 feet to a point in the northerly line of the herein described parcel; thence,

6. South 84 degrees 26' 02" East, along said northerly line, distant 429.71 feet to a point; thence,

7.  South 5 degrees 33' 58" West, distant 95.00 feet to a point; thence,

8. South 84 degrees 26' 02" East, distant 94.51 feet to the above described point or place of BEGINNING.


Containing 4.463 acres of land.

The above described parcel is a portion of Bayonne Industries property to be leased by General Electric Company, all as shown on the previously described map.

Revised October 17, 1986

                                   EXHIBIT C
                                   ---------

                                  GNP DEFLATOR
                                  ------------
                                    Example


                               Current rate                  Revised rate
                               ------------                  ------------
                                 $5,000                         $5,204

                                             Calculations
                                             ------------
                                          Billions of Dollars


                                   1983                           1984
                                -----------                     ----------

I.   Gross National Product

     A. Current dollars          $3,401.6                         $3,774.7

     B. Constant (in this
        case 1982) dollars        3,275.2                          3,492.0

II.  Deflator (A/B)              1.038593                         1.080956

III. Percentage increase

     1.080956 -- 1.038593     0.042363
     --------------------  =  --------            0.040789
                 1.038593     1.038593

IV.  Comments

     A. The revised rate is the percentage increase as calculated above and applied to the current rate.

     B. See U. S. Dept. of Commerce, Bureau of Economic Analysis publication "Survey of Current Business" for December, 1985, Tables 1.1 and 1.2, page 20.

     C. See "Federal Reserve Bulletin" for February, 1986, Table 2.16, page A51.